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                             Eaton Vance Asian Small
                                 Companies Fund

         A diversified fund investing in smaller companies based in Asia

                                Prospectus Dated
                                 January 1, 2004

                          as revised February 23, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  8
Investment Objective & Principal                Redeeming Shares              10
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    11
Valuing Shares                          7       Tax Information               12
Purchasing Shares                       7       Financial Highlights          13
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The Fund's investment objective is to seek capital growth. The Fund invests in equity securities of smaller companies located or traded in Asia. The Fund normally invests in the securities markets of countries in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. It is anticipated that investments in Hong Kong, India or South Korea may exceed 25% of total assets. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward currency exchange contracts and options.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of Asian small companies. In selecting securities for the Portfolio, the investment adviser considers companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities. Stocks will be sold when they have achieved their perceived value or when a country's stock market is expected to be depressed for an extended period.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Securities markets in the Asian region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Asian region or neighboring regions, as well as fluctuations in currency exchange rates. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain Asian region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization, political unrest or changes in trading status. In addition to these risks, the securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The value of Fund shares also is sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund recently has held fewer than 75 stocks; therefore, the Fund's value may be more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. Foreign currency exchange contracts and options involve a risk of loss due to unanticipated changes in exchange rates, as well as the risk of counterparty default.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year through December 31, 2002 and do not reflect sales charges. If the sales charge was reflected, returns would be lower. The table contains the Class A and Class B performance and a comparison of the Fund's performance to the performance of an index of common stocks traded in developed and emerging markets of the Asia Pacific region. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates that the value of your investment will change.

                -26.49%         7.03%           0.15%
--------------------------------------------------------------------------------
                2000            2001            2002

During the period from the Fund's inception through through December 31, 2002, the highest quarterly total return for Class A was 19.39% for the quarter ended March 31, 2002, and the lowest quarterly return was -16.13% for the quarter ended June 30, 2000. The Fund's year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to September 30, 2003) was 54.87%. The Fund's year-to-date total return is primarily the result of a surge in the Asian markets in the second half of 2003. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

                                                                            One        Life of
Average Annual Total Return as of December 31, 2002                         Year        Fund
------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                 -5.62%     17.39%
Class A Return After Taxes on Distributions                                 -5.62%     17.02%
Class A Return After Taxes on Distributions and the Sale of Class A Shares  -3.45%     14.42%
Class B Return Before Taxes                                                 -5.45%     17.63%
Morgan Stanley Capital International All Country Asia Pacific Index
  (reflects no deduction for fees, expenses or taxes)                       -8.62%     -7.88%

These returns reflect the maximum sales charge for Class A shares of the Fund (5.75%) and any applicable CDSC for Class B. Class A commenced operations on March 1, 1999. Life of Fund returns are calculated from March 31, 1999. The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Index is a broad-based index of common stocks traded in developed and emerging markets of the Asia Pacific region. Investors cannot invest directly in an Index. (Source for the MSCI AC Index returns: Thomson Financial)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for Class B shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                                       Class A         Class B
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                   5.75%           None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  lower of net asset value at time of purchase or time of redemption)             None            5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                   None            None
Redemption Fee (as a percentage of amount redeemed)*                              1.00%           None
Excahnge Fee                                                                      None            None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)    Class A   Class B
--------------------------------------------------------------------------------
Management Fees                                                  1.25%    1.25%
Distribution and Service (12b-1) Fees                            0.50%    1.00%
Other Expenses                                                   1.79%    1.81%
                                                                -------  -------
Total Annual Fund Operating Expenses                             3.54%    4.06%
Expense Reimbursement**                                         (1.07)%  (1.09)%
                                                                -------  -------
Total Annual Fund Operating Expenses (net reimbursement)         2.47%    2.97%

* For shares redeemed or exchanged within three months of the settlement of the purchase.
** During the fiscal year ended August 31, 2003, Eaton Vance reimbursed the Fund pursuant to a contractual reimbursement to the extent Other Expenses exceeded 1.25% of average daily net assets. This contractual reimbursement was discontinued effective September 1, 2003.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $    811*   $ 1,300    $1,815      $3,220
Class B shares**                     $    800    $ 1,318    $1,762      $3,173

You would pay the following expenses if you did not redeem your shares:

                                     1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $    811*   $ 1,300    $1,815      $3,220
Class B shares**                     $    300    $   918    $1,562      $3,173

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek capital growth. The Fund currently pursues its investment objective by investing in Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of Asian small companies. Asian small companies (a) have a market capitalization of less than $1.5 billion and (b) are located in or have securities which are principally traded in an Asian region country. The Fund may invest 25% or more of its total assets in securities of issuers located in any one country, and may retain securities of a company with market capitalization that grows over the $1.5 billion level. While there is no minimum or maximum limitation on assets that may be invested in a single country, it is anticipated that investments in Hong Kong, India or South Korea may exceed 25% of total assets. As an alternative to investing directly in Asian small companies, the Portfolio may invest in depositary receipts and similar investments.

Securities  of smaller,  less  seasoned  companies,  which may  include  legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions or transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

More than 25% of the Portfolio's total assets may be denominated in any single currency. At times, the portfolio manager may (but is not obligated to) enter into forward currency exchange contracts and options to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

Economies of countries in the Asian region differ from the U.S. economy in various ways such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian region are affected by developments in the economies of their principal trading partners. Monsoons and natural disasters also can affect the value of Portfolio investments. China's governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

Investments in countries in the Asian Region can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in Asian
countries   generally  lack  the  social,   political  and  economic   stability
characteristics of the United States. Governmental actions can have a significant effect on the economic conditions in such countries, which could adversely affect the value and liquidity of the Portfolio's investments. The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. In addition, unanticipated political or social developments may affect the value of the

Portfolio's investments in these countries and the availability to the Portfolio of additional investments. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

Settlement of securities transactions in many countries in the Asian Region are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Portfolio may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Portfolio may have to sell more liquid securities which it would not otherwise choose to sell. The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received under certain circumstances.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, the Portfolio paid advisory fees of 0.75% of its average daily net assets.

Zaheer Sitabkhan has managed or co-managed the Portfolio since August, 1999. Mr. Sitabkhan has been employed by Lloyd George for more than five years and serves as a Director. He also manages another mutual fund sponsored by Eaton Vance.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.4 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, absent a full fee waiver, Eaton Vance would have earned management fees of 0.25% of the Fund's average daily net assets. For the same period, Eaton Vance earned administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $75 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A), which is derived from the value of Portfolio holdings. Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. In addition, purchases of Class A are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in Class expenses. In choosing the class of shares that suits your investment needs, you should consider:


     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.


     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B shares because Class A has lower annual expenses than that class.

     Class B shares are offered at net asset value with no initial sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.


SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                     Sales Charge                 Sales Charge           Dealer Commission
                                   as Percentage of           as Percentage of Net      as a Percentage of
Amount of Purchase                  Offering Price              Amount Invested           Offering Price
---------------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                       6.10%                    5.00%
$50,000 but less than $100,000          4.75%                       4.99%                    4.00%
$100,000 but less than $250,000         3.75%                       3.90%                    3.00%
$250,000 but less than $500,000         3.00%                       3.09%                    2.50%
$500,000 but less than $1,000,000       2.00%                       2.04%                    1.75%
$1,000,000 or more                      0.00*                       0.00*                See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more generally will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC     The CDSC is based on the lower of
----------------------------------------     the net asset value at the time of
First or Second                      5%      purchase  or at the  time  of
Third                                4%      redemption. Shares acquired through
Fourth                               3%      the reinvestment of distributions
Fifth                                2%      are exempt from the CDSC.
Sixth                                1%      Redemptions are made first from
Seventh or following                 0%      shares that are not subject to a
                                             CDSC.

The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.


Class B Conversion Feature. After eight years, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.


Reducing or Eliminating Sales Charges. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Purchasing Class A Shares at Net Asset Value. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.


CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262- 1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).


More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.


Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees of 0.75% of average daily net assets to the principal underwriter annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares.


Both classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for more than twelve months. After the sale of Class B shares, the principal underwriter receives service fees for one year. After one year from the sale of shares the principal underwriter generally pays service fees to investment dealers based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 by calling the transfer
                        agent at 1-800-262-1122  on Monday through Friday, 9:00
                        a.m. to 4:00 p.m. (eastern time). Proceeds of a
                        telephone redemption can be mailed only to the account
                        address.  Shares held by corporations, trusts or certain
                        other entities and shares that are subject to fiduciary
                        arrangements cannot be redeemed by telephone.
  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semiannual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Sheltered Retirement Plans. Class A shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations. The Fund's distributions will be taxable whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                              Year Ended August 31,
                                                      -----------------------------------------------------------------------
                                                               2003(1)                2002(1)                 2001(1)
                                                      -----------------------------------------------------------------------
                                                        Class A     Class B     Class A     Class B     Class A     Class B
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $21.850     $13.980     $18.190     $11.700     $24.130     $16.070
                                                        ---------   ---------   ---------   ---------   ---------   ---------

Income (loss) from operations
Net investment income (loss)                            $ 0.437     $ 0.129     $(0.253)    $(0.204)    $(0.268)    $(0.234)
Net realized and unrealized gain (loss)                   6.323       4.091       3.913       2.484      (4.632)     (3.096)
                                                        ---------   ---------   ---------   ---------   ---------   ---------
Total income (loss) from operations                     $ 6.760     $ 4.220     $ 3.660     $ 2.280     $(4.900)    $(3.330)
                                                        ---------   ---------   ---------   ---------   ---------   ---------

Less distributions
From net investment income                              $    --     $    --     $    --     $    --     $    --     $    --
From net realized gain                                  $    --     $    --          --          --      (1.040)     (1.040)
                                                        ---------   ---------   ---------   ---------   ---------   ---------
Total distributions                                     $    --     $    --     $    --     $    --     $(1.040)    $(1.040)
                                                        ---------   ---------   ---------   ---------   ---------   ---------
Net asset value - End of year                           $28.610     $18.200     $21.850     $13.980     $18.190     $11.700
                                                        =========   =========   =========   =========   =========   =========
Total return (3)                                          30.94%      30.19%      20.12%      19.49%     (20.89)%    (21.64)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $15,121     $ 2,346     $ 2,349     $   853     $   340     $    14
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          2.47%       2.97%       2.52%       3.03%       2.78%       3.28%
  Net expenses after custodian fee reduction(4)            2.47%       2.97%       2.49%       3.00%       2.50%       3.00%
  Net investment income (loss)                             1.93%       0.91%      (1.13)%     (1.40)%     (1.38)%     (1.88)%
Portfolio turnover of the Portfolio                         112%        112%         83%         83%        109%        109%

+  The operating expenses of the Fund reflect a reduction of the management fee and distribution fee as well as an allocation of expenses to the Distributor.  Had such action not been taken, the ratios and investment income (loss) per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              3.54%       4.06%       7.41%       6.64%       7.84%      10.80%
  Expenses after custodian fee reduction(4)                3.54%       4.06%       7.38%       6.61%       7.56%      10.52%
  Net investment income                                    0.86%      (0.18)%     (6.02)%     (5.01)%     (6.44)%     (9.40)%
Net investment income per share                         $ 0.195     $(0.026)    $(1.348)    $(0.730)    $(1.251)    $(1.170)

                                                                Year Ended August 31,
                                                      ------------------------------------
                                                                2000             1999
                                                      ------------------------------------
                                                        Class A    Class B(2)   Class A(2)
------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $15.840     $11.700     $10.000
                                                        ---------   ---------   ---------

Income (loss) from operations
Net investment income (loss)                            $(0.322)    $(0.345)    $ 0.046
Net realized and unrealized gain (loss)                   8.660       4.715       5.794
                                                        ---------   ---------   ---------
Total income (loss) from operations                     $ 8.338     $ 4.370     $ 5.840
                                                        ---------   ---------   ---------

Less distributions
From net investment income                              $(0.048)    $    --     $    --
From net realized gain                                  $    --     $    --          --
                                                        ---------   ---------   ---------
Total distributions                                     $(0.048)    $    --     $    --
                                                        ---------   ---------   ---------
Net asset value - End of year                           $24.130     $16.070     $15.840
                                                        =========   =========   =========
Total return (3)                                          52.65%      37.35%      58.40%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $ 1,723     $    47     $   474
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                          2.70%       2.77%(5)    1.40%(5)
  Net expenses after custodian fee reduction(4)            2.49%       2.56%(5)    1.40%(5)
  Net investment income (loss)                            (1.66)%     (1.59)%(5)   2.69%(5)
Portfolio turnover of the Portfolio                         112%        112%        105%

+  The operating expenses of the Fund reflect a reduction of the management fee and distribution fee as well as an allocation of expenses to the Distributor.  Had such action not been taken, the ratios and investment income (loss) per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                              6.67%       4.81%(5)    8.23%(5)
  Expenses after custodian fee reduction(4)                6.46%       4.60%(5)    8.23%(5)
  Net investment income                                   (5.63)%     (3.63)%(5)  (4.13)%(5)
Net investment income per share                         $(1.092)    $(0.788)    $(0.071)

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For Class A, for the period from the start of business, March 1, 1999 to August 31, 1999 and for Class B, for the period from the commencement of the offering of Class B shares, October 8, 1999 to August 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of its Portfolio's allocated expenses.
(5)  Annualized.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1241.                                         ACP


137-2/04                                         (c) 2004 Eaton Vance Management

{LOGO}






                                   Eaton Vance
                            Greater China Growth Fund

              A non-diversified fund investing in the China Region

                                Prospectus Dated
                                 January 1, 2004

                          as revised February 23, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus

                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                  8
Investment Objective & Principal                Redeeming Shares              10
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                    11
Valuing Shares                          6       Tax Information               12
Purchasing Shares                       7       Financial Highlights          13
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objective and Principal Strategies. The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies in the China region.

The investment adviser invests primarily in common stocks of China region companies expected to grow in value over time, regardless of short-term market fluctuations. The Fund may invest 25% or more of its total assets in securities in any one country in the China region. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward currency exchange contracts.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. Securities markets in the China region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the China region or neighboring regions, as well as fluctuations in currency exchange rates. The extent of economic development, political stability and market depth of different countries in the China region varies widely. Certain China region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.

The value of Fund shares also is sensitive to stock market volatility. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies. Foreign currency exchange contracts involve a risk of loss due to unanticipated changes in exchange rates, as well as the risk of counterparty default.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each full calendar year through December 31, 2002 and do not reflect sales charges. If the sales charge was reflected, returns would be lower. The table contains the Class A, Class B and Class C performance and a comparison of the Fund's performance to the performance of an index of stocks in developed and emerging markets which are open to foreign investment in the Far East (excluding Japan). Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

  80.75% -20.89%  3.53%   15.85% -24.86% -21.93%  60.47% -19.90% -17.36% -16.31%
--------------------------------------------------------------------------------
  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

During the ten years ended December 31, 2002, the highest quarterly total return for Class A was 39.15% for the quarter ended December 31, 1993, and the lowest quarterly return was -33.39% for the quarter ended December 31, 1997. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to September 30, 2003) was 31.85%. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

                                                                                 One        Five        Ten
Average Annual Total Return as of December 31, 2002                              Year       Years      Years
------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                     -21.11%    -8.14%     -1.70%
Class A Return After Taxes on Distributions                                     -21.11%    -8.14%     -1.91%
Class A Return After Taxes on Distributions and the Sale of Class A Shares      -12.96%    -6.27%     -1.16%
Class B Return Before Taxes                                                     -21.12%    -8.00%     -1.54%
Class C Return Before Taxes                                                     -18.00%    -7.68%     -1.78%
Morgan Stanley Capital International All Country Far East Free Ex-Japan Index
  (reflects no deduction for fees, expenses or taxes)                            -9.38%    -2.90%     -0.24%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. The Class B and Class C performance shown above for the period prior to June 7, 1993 and December 28, 1993, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares (but not adjusted for any other differences in the expenses of the classes). Class A commenced operations on October 28, 1992. Life of Fund returns are calculated from October 31, 1992. The Morgan Stanley Capital International All Country (MSCI AC) Far East Free Ex-Japan Index is an unmanaged index of stocks in developed and emerging markets which are open to foreign investment in the Far East (excluding Japan). Investors cannot invest directly in an Index. (Source for the MSCI AC Index returns: Lipper Inc.)

After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                                       Class A  Class B  Class C
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(as a percentage of offering price)                   5.75%    None     None
Maximum Deferred Sales Charge (Load)(as a percentage of the
  lower of net asset value at time of purchase or time of redemption)            None     5.00%    1.00%
Maximum Sales Charge (Load)Imposed on Reinvested Distributions                   None     None     None
Redemption Fee (as a percentage of amount redeemed)*                             1.00%    None     None
Exchange Fee                                                                     None     None     None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)                     Class A  Class B   Class C
----------------------------------------------------------------------------------------------------------
Management Fees                                                                  1.25%    1.25%    1.25%
Distribution and Service (12b-1) Fees                                            0.50%    1.00%    1.00%
Other Expenses                                                                   1.32%    1.32%    1.32%
                                                                                 -----    -----    -----
Total Annual Fund Operating Expenses                                             3.07%    3.57%    3.57%

* For shares redeemed or exchanged within three months of the settlement of the purchase.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                        $  867*    $ 1,468    $ 2,093    $ 3,764
Class B shares**                      $  860     $ 1,494    $ 2,050    $ 3,726
Class C shares                        $  460     $ 1,094    $ 1,850    $ 3,836

You would pay the following expenses if you did not redeem your shares:

                                      1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                        $  867*    $ 1,468    $ 2,093    $ 3,764
Class B shares**                      $  360     $ 1,094    $ 1,850    $ 3,726
Class C shares                        $  360     $ 1,094    $ 1,850    $ 3,836


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. The Fund currently seeks to meet its investment objective by investing in Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which has the same objective and policies as the Fund. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees of the Trust have no present intention to make such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The Portfolio invests in a carefully selected and continuously managed portfolio consisting primarily of common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of China. Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies located in the China region. A company will be considered to be located in the China region if it is domiciled in the China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the China region. While the investment adviser expects that most of the securities held by the Portfolio will be traded in securities markets within the China region, some could be traded outside the region. The Portfolio may invest up to 20% of its net assets outside the China region. As an alternative to investing directly in securities of companies located in the China region, the Portfolio may invest in depositary receipts and similar investments.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss.

More than 25% of the Portfolio's total assets may be denominated in any single currency. At times, the portfolio manager may (but is not obligated to) enter into forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

Economies of countries in the China region differ from the U.S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies of their principal trading partners. Monsoons and natural disasters also can affect the value of Portfolio investments. China's governmental actions can have a significant effect on the economic conditions in the China region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong. The investment adviser manages the investments of the Portfolio. Lloyd George receives a monthly advisory fee equal to 0.75% annually of the Portfolio's average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, the Portfolio paid advisory fees of 0.75% of its average daily net assets.

Pamela Chan is the portfolio manager of the Portfolio (since April, 2002). Ms. Chan has been employed by Lloyd George for more than five years and serves as a Director.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.4 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of the Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from each of the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, Eaton Vance earned management fees of 0.25% of the Fund's average daily net assets and administration fees of 0.25% of the Portfolio's average daily net assets. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $75 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A), which is derived from the value of Portfolio holdings. Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. In addition, purchases of Class A are subject to a 1% redemption fee if redeemed within three months of settlement of purchase.


Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in Class expenses. In choosing the class of shares that suits your investment needs, you should consider:


     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.


     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.50% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.


SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                          Sales Charge             Sales Charge          Dealer Commission
                                        as Percentage of        as Percentage of Net    as a Percentage of
Amount of Purchase                      Offering Price            Amount Invested         Offering Price
----------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%                     6.10%                   5.00%
$50,000 but less than $100,000              4.75%                     4.99%                   4.00%
$100,000 but less than $250,000             3.75%                     3.90%                   3.00%
$250,000 but less than $500,000             3.00%                     3.09%                   2.50%
$500,000 but less than $1,000,000           2.00%                     2.04%                   1.75%
$1,000,000 or more                          0.00*                     0.00*               See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more generally will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase.

Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase   CDSC  The CDSC is based on the lower of the
----------------------------------------  net asset value at the time of
First or Second                      5%   purchase or at the time of redemption.
Third                                4%   Shares acquired through the
Fourth                               3%   reinvestment of distributions are
Fifth                                2%   exempt from the CDSC.  Redemptions are
Sixth                                1%   made first from shares that are not
Seventh or following                 0%   subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B shares is described under "Distribution and Service Fees" below.


Class B Conversion Feature. After eight years, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.


Reducing or Eliminating Sales Charges. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Reducing Class A Shares Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.


Purchasing Class A Shares at Net Asset Value. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.


CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

More information about sales charges is available on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.


Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares pay a distribution fee to the principal underwriter of 0.50% of average daily net assets on shares outstanding for less than twelve months and a distribution fee of 0.25% of average daily net assets on shares outstanding for more than twelve months. Class B shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.


Both Classes also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares pay service fees on shares outstanding for twelve months. In the case of Class B shares, the principal underwriter receives the service fee the first year. Thereafter, and with respect to the Class A and Class C service fees, service fees generally are paid to investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 by calling the transfer
                        agent at 1-800-262-1122  on Monday through Friday, 9:00
                        a.m. to 4:00 p.m. (eastern time). Proceeds of a
                        telephone redemption can be mailed only to the account
                        address.  Shares held by corporations, trusts or certain
                        other entities and shares that are subject to fiduciary
                        arrangements cannot be redeemed by telephone.
  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional  shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

  *Exchange
   Option Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semiannual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Sheltered Retirement Plans. Class A shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. The Fund expects its distributions will consist primarily of capital gains. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations. The Fund's distributions will be taxable whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Under cetain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                Year Ended August 31,
                                                     ------------------------------------------------------------------------
                                                                    2003(1)                             2002(1)
                                                     ------------------------------------------------------------------------
                                                       Class A      Class B     Class C     Class A     Class B     Class C
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $ 8.310      $ 7.320     $ 4.970     $ 8.630     $ 7.660     $ 5.210
                                                       ----------   ----------  ----------  ---------   ----------  ----------

Income (loss) from operations
Net investment income (loss)                           $ 0.026      $(0.016)    $(0.008)    $(0.042)    $(0.078)    $(0.049)
Net realized and unrealized gain (loss)                  1.862        1.626       1.098      (0.278)     (0.262)     (0.191)
                                                       ----------   ----------  ----------  ---------   ----------  ----------
Total income (loss) from operations                    $ 1.888      $ 1.610     $ 1.090     $(0.320)    $(0.340)    $(0.240)
                                                       ----------   ----------  ----------  ---------   ----------  ----------
Redemption Fees added to paid in capital(4)            $ 0.012      $    --     $    --     $    --     $    --     $    --
                                                       ----------   ----------  ----------  ---------   ----------  ----------
Net asset value - End of year                          $10.210      $ 8.930     $ 6.060     $ 8.310     $ 7.320     $ 4.970
                                                       ==========   ==========  ==========  =========   ==========  ==========
Total return(2)                                          22.86%       21.99%      21.93%      (3.71)%     (4.44)%     (4.61)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                $30,892      $37,282     $ 3,672     $25,091     $32,946     $ 2,897
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                             3.07%        3.57%       3.57%       2.68%       3.18%       3.18%
  Expenses after custodian fee reduction(3)               2.87%        3.37%       3.37%       2.37%       2.87%       2.87%
  Net investment income (loss)                            0.31%       (0.22)%     (0.15)%     (0.46)%     (0.96)%     (0.89)%
Portfolio Turnover of the Portfolio                        114%         114%        114%        155%        155%        155%

                                                              Year Ended August 31,
                                                     ------------------------------------
                                                                    2001(1)
                                                     ------------------------------------
                                                       Class A      Class B     Class C
-----------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $14.190      $12.710     $ 8.640
                                                       ----------   ----------  ----------

Income (loss) from operations
Net investment income (loss)                           $(0.045)     $(0.092)    $(0.063)
Net realized and unrealized gain (loss)                 (5.515)      (4.958)     (3.367)
                                                       ----------   ----------  ----------
Total income (loss) from operations                    $(5.560)     $(5.050)    $(3.430)
                                                       ----------   ----------  ----------
Redemption Fees added to paid in capital(4)            $    --      $    --     $    --
                                                       ----------   ----------  ----------
Net asset value - End of year                          $ 8.630      $ 7.660     $ 5.210
                                                       ==========   ==========  ==========
Total return(2)                                         (39.18)%     (39.73)%    (39.70)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                $31,649      $41,907     $ 3,489
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                             2.42%        2.93%       2.92%
  Expenses after custodian fee reduction(3)               2.20%        2.71%       2.70%
  Net investment income (loss)                           (0.40)%      (0.91)%     (0.91)%
Portfolio Turnover of the Portfolio                         35%          35%         35%

                                                   (See footnotes on last page.)

                                                                                 Year Ended August 31,
                                                     ------------------------------------------------------------------------
                                                                     2000(1)                            1999(1)
                                                     ------------------------------------------------------------------------
                                                       Class A      Class B     Class C     Class A     Class B     Class C
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                    $11.400      $10.260     $ 6.980     $ 6.860     $ 6.200     $ 4.220
                                                       ----------   ----------  ----------  ---------   ----------  ----------

Income (loss) from operations
Net investment income (loss)                           $(0.069)     $(0.120)    $(0.083)    $ 0.012     $(0.049)    $(0.039)
Net realized and unrealized gain (loss)                  2.859        2.570       1.743       4.528       4.109       2.799
                                                       ----------   ----------  ----------  ---------   ----------  ----------
Total income (loss) from operations                    $ 2.790      $ 2.450     $ 1.660     $ 4.540     $ 4.060     $ 2.760
                                                       ----------   ----------  ----------  ---------   ----------  ----------
Net asset value - End of year                          $14.190      $12.710     $ 8.640     $11.400     $10.260     $ 6.980
                                                       ==========   ==========  ==========  =========   ==========  ==========
Total return(2)                                          24.47%       23.88%      23.78%      66.18%      65.48%      65.40%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                $66,428      $90,742     $ 8,851     $65,299     $92,860     $ 8,158
Ratios (as a percentage of average daily net assets):
  Expenses(3)                                             2.30%        2.77%       2.80%       2.33%       2.83%       2.83%
  Expenses after custodian fee reduction(3)               2.08%        2.55%       2.58%       2.14%       2.64%       2.64%
  Net investment income (loss)                           (0.51)%      (0.97)%     (0.99)%      0.13%      (0.59)%     (0.69)%
Portfolio Turnover of the Portfolio                         34%          34%         34%         57%         57%         57%

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Calculated based on average shares outstanding during the period.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-1241.                                         CGP


139-1/04                                         (c) 2004 Eaton Vance Management

LOGO










                                   EATON VANCE
                               GLOBAL GROWTH FUND

           A diversified global fund seeking long-term capital growth

                                   EATON VANCE
                                   GROWTH FUND

           A diversified fund for investors seeking growth of capital


                                Prospectus Dated
                                 January 1, 2004

                          as revised February 23, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




       This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

TABLE OF CONTENTS

Fund Summaries................................................................3

  Global Growth Fund..........................................................4

  Growth Fund.................................................................6

Investment Objectives & Principal Policies and Risks..........................8

Management and Organization...................................................9

Valuing Shares...............................................................10

Purchasing Shares............................................................10

Sales Charges................................................................12

Redeeming Shares.............................................................14

Shareholder Account Features.................................................15

Tax Information..............................................................16

Financial Highlights.........................................................17

  Global Growth Fund.........................................................17

  Growth Fund................................................................19

FUND SUMMARIES

This section summarizes the investment objectives, and principal strategies and risks of investing in each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

Investment Objectives and Principal Strategies

Eaton Vance Global Growth Fund. The investment objective of Global Growth Fund (fomerly known as Eaton Vance Information Age Fund) is to seek long-term capital growth. The Fund invests primarily in common stocks of companies expected to grow in value. Approximately 40% to 60% of total assets is managed by Lloyd George Investment Management (Bermuda) Limited, which invests in foreign securities, including securities issued by companies in emerging markets. The balance of the Fund's total assets is managed by Boston Management and Research, which invests in North American securities. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. Because of the dynamic nature of many portfolio companies, trading may be more frequent than for mutual funds focusing only on established companies located in only one country. The Fund may at times engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance return or as a substitute for the purchase or sale of securities.

Eaton Vance Growth Fund. Growth Fund's investment objective is to achieve capital growth. A secondary consideration is investment income. The Fund invests primarily in common stocks of U.S. growth companies. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its net assets in foreign companies. The Fund may at times engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance return or as a substitute for the purchase or sale of securities.

Each Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors

The value of each Fund's shares is sensitive to stock market volatility. Moreover, the stocks in which the Funds invest may be more volatile than the stock market as a whole. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels.

Because both Funds can invest a portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are sometimes subject to greater price fluctuation and investment risk than securities of more established companies.

Derivative transactions are subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty or unexpected price or market movement.

Neither Fund is a complete investment program and you may lose money by investing. Shareholders should invest for the long term. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         Eaton Vance Global Growth Fund

Performance Information. The following bar chart and table provide information about Global Growth Fund's performance for each calendar year through December 31, 2002. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a global index of equity securities. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

13.61%  16.86%  21.91%  82.55%  -17.79% -21.43% -21.58%
-----   -----   -----   -----   ------  ------  ------
1996    1997    1998    1999    2000    2001    2002

During the period from December 31, 1995 through December 31, 2002, the highest quarterly total return for Class B was 42.96% for the quarter ended December 31, 1999, and the lowest quarterly return was -17.78% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to September 30, 2003) was 14.72%. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

                                                                                       One          Five       Life of
Average Annual Total Return as of December 31, 2002                                    Year         Years       Fund
------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                          -25.48%       1.73%       5.72%
Class B Return Before Taxes                                                          -25.50%       2.10%       6.13%
Class B Return After Taxes on Distributions                                          -25.50%       0.89%       4.68%
Class B Return After Taxes on Distributions and the Sale of Class B Shares           -15.66%       1.68%       4.77%
Class C Return Before Taxes                                                          -22.36%       2.37%       5.94%
Class D Return Before Taxes                                                          -25.49%       1.72%       5.85%
Morgan Stanley Capital International World Index (reflects no deduction for fees,
  expenses or taxes)                                                                 -19.89%      -2.11%       2.97%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. The Class C and Class D performance shown above for the period prior to November 22, 1995 and March 9, 2001, respectively, is the performance of Class B Shares, adjusted for the sales charge that applies to Class C or Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A and Class B shares commenced operations on September 18, 1995. Life of Fund returns are calculated from September 30, 1995. The MSCI World Index is an unmanaged index of global stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.)

Prior to January 1, 2004, Global Growth Fund invested at least 80% of its net assets in "information age" companies, which included companies that produced or distributed information, or otherwise provided information services, as well as companies that manufactured, developed, sold or serviced information-related products.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                     Class A   Class B   Class C   Class D
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                  5.75%     None      None      None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of net
  asset value at time of purchase or redemption)                                 None      5.00%     1.00%     5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                  None      None      None      None
Redemption Fee (as a percentage of amount redeemed)*                             1.00%     None      None      None
Exchange Fee                                                                     None      None      None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund and
Portfolio assets)                                                               Class A   Class B   Class C   Class D
------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                  1.25%     1.25%     1.25%     1.25%
Distribution and Service (12b-1) Fees                                             n/a      1.00%     1.00%     1.00%
Other Expenses**                                                                 1.27%     0.77%     0.77%     0.77%
                                                                                 ----      ----      ----      ----
Total Annual Fund Operating Expenses                                             2.52%     3.02%     3.02%     3.02%

* Shares purchased on or after February 1, 2003 are subject to a redemption fee if they are redeemed or exchanged within three months of the settlement of the purchase.
** Other Expenses for Class A includes a 0.50% service fee paid pursuant to a Service Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Class A shares                     $815*     $1,314     $1,838      $3,266
 Class B shares**                   $805      $1,333     $1,787      $3,220
 Class C shares                     $405      $  933     $1,587      $3,337
 Class D shares**                   $805      $1,333     $1,787      $3,220

You would pay the following expenses if you did not redeem your shares:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                      $815     $1,314     $1,838      $3,266
Class B shares**                    $305     $  933     $1,587      $3,220
Class C shares                      $305     $  933     $1,587      $3,337
Class D shares**                    $305     $  933     $1,587      $3,220

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares purchased on or after February 1, 2003 and redeemed or exchanged within three months of the settlement of the purchase.
** Reflects the expenses of Class A after eight years because Class B and Class D shares generally convert to Class A shares after eight years.

                             Eaton Vance Growth Fund

Performance Information. The following bar chart and table provide information about Growth Fund's performance for each calendar year through December 31, 2002. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of a broad-based index of domestic common stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

-2.51%  -4.41%  29.23%  18.24%  28.53%  18.31%  4.49%   -10.07% -11.05% -26.71%
-----   -----   -----   -----   -----   -----   ----    ------  ------  ------
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

During the ten years ended December 31, 2002, the highest quarterly total return for Class A was 23.61% for the quarter ended December 31, 2001, and the lowest quarterly return was -23.27% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to September 30, 2003) was 29.24%. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

                                                                                    One        Five       Ten
Average Annual Total Return as of December 31, 2002                                 Year      Years      Years
------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                        -30.89%    -7.34%     2.26%
Class A Return After Taxes on Distributions                                        -30.89%    -9.10%     0.29%
Class A Return After Taxes on Distributions and the Sale of Class A Shares         -18.97%    -4.96%     1.93%
Class B Return Before Taxes                                                        -30.92%    -7.29%     2.16%
Class C Return Before Taxes                                                        -28.00%    -7.05%     1.62%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)    -22.09%    -0.58%     9.34%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Class B and Class C performance shown above for the periods prior to September 13, 1994 and November 7, 1994, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares (but not adjusted for any other differences in the expenses of the classes). The Standard & Poor's 500 Index is an unmanaged index commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an index. (Source: Lipper Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                     Class A   Class B   Class C
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                  5.75%     None      None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net
  asset value at time of purchase or redemption)                                 None      5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                  None      None      None
Exchange Fee                                                                     None      None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund and
Portfolio assets)                                                               Class A   Class B   Class C
--------------------------------------------------------------------------------------------------------------
Management Fees                                                                  0.625%    0.625%    0.625%
Distribution and Service (12b-1) Fees                                            1.000%    1.000%    1.000%
Other Expenses*                                                                  0.755%    0.505%    0.505%
                                                                                 -----     -----     -----
Total Annual Fund Operating Expenses                                             1.380%    2.130%    2.130%

* Other Expenses for Class A includes a 0.25% service fee paid pusuant to a Service Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $707     $  987     $1,287      $2,137
Class B shares*                      $716     $1,067     $1,344      $2,271
Class C shares                       $316     $  667     $1,144      $2,462

You would pay the following expenses if you did not redeem your shares:

                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                       $707      $987      $1,287      $2,137
Class B shares*                      $216      $667      $1,144      $2,271
Class C shares                       $216      $667      $1,144      $2,462

* Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Global Growth Fund. Global Growth Fund's investment objective is to seek long-term capital growth. The Fund currently seeks to meet its investment objective by investing in Global Growth Portfolio (formerly known as Information Age Portfolio), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's objective and policies may be changed without shareholder approval. There is no present intention to make any such change and any proposed material change in investment objective will be submitted to shareholders for their approval.

Global Growth Portfolio invests in a global and diversified portfolio of common stocks of companies expected to grow in value over time. Global Growth Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies. To reduce risk, the portfolio managers normally diversify investments by capitalization, geographical location and industry. The Portfolio does not concentrate in any one industry. A portfolio manager may use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The portfolio managers seek to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, a portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential for price appreciation, risk/return, and the mix of securities in the Portfolio. Many of these considerations are subjective. A portfolio manager generally will sell a stock when he/she believes it has attained its optimum value. Therefore, Global Growth Portfolio's annual portfolio turnover rate may exceed 100%.

Global Growth Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies.

Growth Fund. Growth Fund's investment objective is to achieve capital growth. A secondary consideration is investment income. The Fund currently seeks to meet its investment objective by investing in Growth Portfolio, a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. The Fund's policies may be changed by the Trustees without shareholder approval.

Growth Portfolio invests in a carefully selected portfolio consisting primarily of common stocks of U.S. companies that are expected to grow at a rate that exceeds that of the overall U.S. economy. The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. In making investment decisions, the portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, the mix of securities held by the Portfolio and, secondarily, long-term dividend prospects). Many of these considerations are subjective. Growth Portfolio normally invests in a variety of industries, which may reduce risk.

Growth Portfolio may invest in dividend-paying stocks to achieve the secondary consideration of investment income. However, growth stocks typically do not pay dividends. Growth Fund's ability to distribute income to shareholders depends on the yields available on common stocks and Fund (and class) expenses. If Fund
(and class) expenses exceed income, Fund shareholders will not receive distributions.

Common Investment Practices. Derivative instruments (such as futures contracts and options thereon and options on securities, currencies and securities indices) may be used by each Portfolio to enhance returns, to protect against price declines or as a substitute for the purchase or sale of securities. The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by each Portfolio. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The annual portfolio turnover rate of each Portfolio may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

Global Growth Fund invests approximately 40% to 60% of total assets and Growth Fund may invest up to 25% of assets in foreign securities, including securities issued by companies in emerging markets. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to either Portfolio's limitation on investing in foreign securities.

In addition to investing in common stocks, each Portfolio may invest in pooled investment vehicles, including interests in exchange-traded funds. When so invested, a Fund will bear any expenses of the investment in addition to Portfolio expenses.

Each Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. Each Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of their total assets. During unusual market conditions, each Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with a Fund's investment objective. While temporarily invested, a Portfolio may not achieve its investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. Boston Management and Research ("BMR"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong, co-manage Global Growth Portfolio. BMR is the investment adviser of Growth Portfolio. Each investment adviser manages Portfolio investments. Eaton Vance Management ("Eaton Vance") manages Global Growth Fund and serves as administrator to the Global Growth Portfolio and Growth Fund.

Arieh Coll and Jacob Rees-Mogg are the portfolio managers of Global Growth Portfolio (Mr. Coll since January 2004 and Mr. Rees-Mogg since it commenced operations) and Mr. Coll is the portfolio manager of Growth Portfolio (since January 2000). Mr. Coll manages other Eaton Vance equity portfolios and has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in January 2000. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager and investment analyst. Mr. Rees-Mogg is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than five years.

BMR and Lloyd George receive a monthly advisory fee, to be divided equally between them, of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of Global Growth Portfolio up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, Global Growth Portfolio paid advisory fees of 0.75% of its average daily net assets.

Under its investment advisory agreement with Growth Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $300 million, and 1/ 24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended August 31, 2003, Growth Portfolio paid BMR advisory fees equivalent to 0.625% of its average daily net assets.

Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.4 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George, its affiliates and two of Global Growth Portfolio's Trustees are domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Eaton Vance manages the business affairs of Global Growth Fund. Eaton Vance serves as the administrator of Global Growth Portfolio and Growth Fund, providing the Portfolio and Fund with administrative services and related office facilities. For its services as manager of Global Growth Fund and administrator of Global Growth Portfolio, Eaton Vance receives a monthly fee from the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, Eaton Vance earned management fees of 0.25% of the average daily net assets of Global Growth Fund and administration fees of 0.25% of the average daily net assets of Global Growth Portfolio. Eaton Vance does not currently receive a fee for serving as administrator of Growth Fund. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $75 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from a Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A). Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B, C and/or D shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and class of shares with each investment.

You may make automatic investments in Class A, B, C and/or D shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The Funds are not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if a Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. In addition, purchases of Class A shares of Global Growth Fund are subject to a 1% redemption fee if redeemed within three months of settlement of purchase.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in Class expenses. In choosing the class of shares that suits your investment needs, you should consider:

   . how long you expect to own your shares;
   . how much you intend to invest;
   . the sales charge and total operating  expenses  associated with owning each class; and
   . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares of Global Growth Fund are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares of Global Growth Fund pay distribution fees equal to 0.50% annually of average daily net assets on shares outstanding for 12 months or less (except Class A shares converted from Class D shares) and distribution and service fees each equal to 0.25% annually of average daily net assets on shares outstanding for more than 12 months. Class A shares of Growth Fund pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B, C and D (if applicable) shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Class D shares are offered at net asset value with no front-end sales charge. If you sell your Class D shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class D shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class D CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class D shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class D shares are generally lower than returns on Class A shares because Class D has higher annual expenses than Class A. Class D shares automatically convert to Class A shares eight years after purchase. Growth Fund does not offer Class D shares.

SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                         Sales Charge         Sales Charge        Dealer Commission
                                       as Percentage of   as Percentage of Net    as a Percentage of
Amount of Purchase                     Offering Price       Amount Invested         Offering Price
-------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%               6.10%                  5.00%
$50,000 but less than $100,000              4.75%               4.99%                  4.00%
$100,000 but less than $250,000             3.75%               3.90%                  3.00%
$250,000 but less than $500,000             3.00%               3.09%                  2.50%
$500,000 but less than $1,000,000           2.00%               2.04%                  1.75%
$1,000,000 or more                          0.00*               0.00*                See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totalling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totalling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund; however, shares of Global Growth Fund purchased on or after February 1, 2003 are subject to a 1% redemption fee if they are redeemed or exchanged within the three months of the settlement of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B and Class D shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B, Class C and Class D shares is described under "Distribution and Service Fees" below.

Conversion Feature. After eight years, Class B shares of each Fund and Class D shares of Global Growth Fund will automatically convert to Class A shares. Class B and Class D shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

Reducing or Eliminating Sales Charges. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Purchasing Class A Shares at Net Asset Value. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, Class C and/or Class D shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B and Class D CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

Distribution and Service Fees. Each Class of shares of Global Growth Fund and Class B and Class C shares of Growth Fund have in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares of Global Growth Fund pay distribution fees to the principal underwriter of 0.50% of Class A average daily net assets on shares outstanding for 12 months or less, and 0.25% on shares outstanding for more than 12 months. Class B, Class C and Class D shares (if applicable) of each Fund pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B, Class C and Class D shares (if applicable) (except exchange transactions and reinvestments) in an amount equal to 4%, 1% and 5.5%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. Class A shares of Global Growth Fund (except those converted from Class D shares) pay service fees on shares outstanding for more than 12 months and such fees are paid to investment dealers based on the value of shares sold by such dealers. After the sale of Class B and Class C shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to $100,000 by calling  the  transfer  agent at
               1-800-262-1122  on Monday through Friday,  9:00 a.m. to 4:00 p.m.
               (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Class A shares of Global Growth Fund are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full          Dividends and capital gains are reinvested in additional  shares.
 Reinvest      This option will be assigned if you do not specify an option.
 Option

..Partial       Dividends  are paid in cash and capital  gains are  reinvested in
 Reinvest      additional shares.
 Option

..Cash Option   Dividends and capital gains are paid in cash.

..Exchange      Dividends  and/or  capital  gains are  reinvested  in  additional
 Option shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

     .Annual and Semiannual  Reports,  containing  performance  information  and financial statements.
     .Periodic  account  statements,  showing  recent  activity  and total share balance.
     .Form 1099 and tax information needed to prepare your income tax returns. .Proxy materials, in the event a shareholder vote is required.
     .Special notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Sheltered Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B, Class C and Class D shares (as applicable), Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any application redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Global Growth Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net capital gains from investments held by the Portfolio for one year or less will be taxable as ordinary income. Distributions of net gains from investments held by the Portfolio for more than one year are taxable as long-term capital gains. Global Growth Fund expects that its distributions will consist primarily of capital gains. Global Growth Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations.

Growth Fund intends to pay dividends semiannually and to distribute any net realized capital gains annually. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions are expected to be taxable primarily as long-term capital gains. A portion of Growth Fund's
distributions  may  be  eligible  for  the   dividends-received   deduction  for
corporations. Growth Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

A Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's income on such securities. Under certain circumstances, shareholders of Global Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of Growth Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Growth Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are incorporated by reference and included in each Fund's annual report, which is available on request. Global Growth Fund began offering Class D shares on March 9, 2001. Prior to January 1, 2004, Global Growth Fund was known as "Eaton Vance Information Age Fund."

                                                                               Global Growth Fund
                                           -----------------------------------------------------------------------------------------
                                                                              Year Ended August 31,
                                           -----------------------------------------------------------------------------------------
                                                               2003(1)                                    2002(1)
                                           -----------------------------------------------------------------------------------------
                                             Class A    Class B    Class C    Class D    Class A    Class B    Class C    Class D
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year         $11.140     $11.270    $10.870    $ 6.740    $13.640    $13.910    $13.400    $ 8.320
                                            -------     -------    -------    -------    -------    -------    -------    -------
Income (loss) from operations
Net investment loss                         $(0.088)    $(0.159)   $(0.154)   $(0.094)   $(0.098)   $(0.195)   $(0.187)   $(0.112)
Net realized and unrealized gain (loss)       1.638       1.649      1.584      0.984     (2.402)    (2.445)    (2.343)    (1.468)
                                            -------     -------    -------    -------    -------    -------    -------    -------
Total income (loss) from operations         $ 1.550     $ 1.490    $ 1.430    $ 0.890    $(2.500)   $(2.640)   $(2.530)   $(1.580)
                                            -------     -------    -------    -------    -------    -------    -------    -------
Less distributions
From net realized gain                      $    --     $    --    $    --    $    --    $    --    $    --    $    --    $    --
                                            -------     -------    -------    -------    -------    -------    -------    -------
Total distributions                         $    --     $    --    $    --    $    --    $    --    $    --    $    --    $    --
                                            -------     -------    -------    -------    -------    -------    -------    -------
Net asset value - End of year               $12.690     $12.760    $12.300    $ 7.630    $11.140    $11.270    $10.870    $ 6.740
                                            =======     =======    =======    =======    =======    =======    =======    =======
Total return(3)                               13.91%      13.22%     13.16%     13.20%    (18.33)%   (18.98)%   (18.88)%   (18.99)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)     $32,559     $50,558    $14,817    $   919    $35,502    $55,898    $17,064    $   764
Ratios (as a percentage of average
  daily net assets):
  Expenses(4)                                  2.39%       3.02%      3.02%      3.02%      1.99%      2.72%      2.72%      2.72%
  Net investment loss                         (0.79)%     (1.42)%    (1.42)%    (1.40)%    (0.76)%    (1.48)%    (1.47)%    (1.44)%
Portfolio Turnover of the Portfolio              93%         93%        93%        93%       107%       107%       107%       107%

+The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                  2.52%                                        2.22%
  Net investment loss                         (0.92)%                                      (0.99)%
Net investment loss per share               $(0.102)                                     $(0.128)

                                                       Global Growth Fund
                                       ------------------------------------------------
                                                      Year Ended August 31,
                                       ------------------------------------------------
                                                           2001(1)
                                       ------------------------------------------------
                                          Class A    Class B    Class C    Class D(2)
---------------------------------------------------------------------------------------
Net asset value - Beginning of year      $21.840     $22.380    $21.610    $10.000
                                         -------     -------    -------    -------
Income (loss) from operations
Net investment loss                      $(0.132)    $(0.249)   $(0.238)   $(0.059)
Net realized and unrealized gain (loss)   (6.935)     (7.088)    (6.839)    (1.621)
                                         -------     -------    -------    -------
Total income (loss) from operations      $(7.067)    $(7.337)   $(7.077)   $(1.680)
                                         -------     -------    -------    -------
Less distributions
From net realized gain                   $(1.133)    $(1.133)   $(1.133)   $    --
                                         -------     -------    -------    -------
Total distributions                      $(1.133)    $(1.133)   $(1.133)   $    --
                                         -------     -------    -------    -------
Net asset value - End of year            $13.640     $13.910    $13.400    $ 8.320
                                         =======     =======    =======    =======
Total return(3)                           (33.65)%    (34.06)%   (34.07)%   (16.80)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)  $49,231     $87,092    $27,527    $   469
Ratios (as a percentage of average
  daily net assets):
  Expenses(4)                               1.99%       2.64%      2.64%      2.62%(5)
  Net investment loss                      (0.78)%     (1.44)%    (1.44)%    (1.37)%(5)
Portfolio Turnover of the Portfolio          160%        160%       160%       160%

+The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                               2.14%
  Net investment loss                      (0.93)%
Net investment loss per share            $(0.156)

                                                   (See footnotes on last page).

                                                                       Global Growth Fund
                                            --------------------------------------------------------------------
                                                                   Year Ended August 31,
                                            --------------------------------------------------------------------
                                                        2000(1)                           1999(1)
                                            --------------------------------------------------------------------
                                              Class A    Class B     Class C    Class A    Class B     Class C
----------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year           $17.340    $ 17.770    $17.280    $11.710    $12.030     $11.720
                                              -------    --------    -------    -------    -------     -------
Income (loss) from operations
Net investment loss                           $(0.213)   $ (0.353)   $(0.342)    (0.217)   $(0.284)    $(0.290)
Net realized and unrealized gain                6.939       7.189      6.898      6.469      6.646       6.472
                                              -------    --------    -------    -------    -------     -------
Total income from operations                  $ 6.726    $  6.836    $ 6.556      6.252    $ 6.362     $ 6.182
                                              -------    --------    -------    -------    -------     -------

Less distributions
From net realized gain                        $(2.226)   $ (2.226)   $(2.226)    (0.622)   $(0.622)    $(0.622)
                                              -------    --------    -------    -------    -------     -------
Total distributions                           $(2.226)   $ (2.226)   $(2.226)    (0.622)   $(0.622)    $(0.622)
                                              -------    --------    -------    ------     -------     -------
Net asset value - End of year                 $21.840    $ 22.380    $21.610    $17.340    $17.770     $17.280
                                              =======    ========    =======    =======    =======     =======
Total return(3)                                 43.12%      42.58%     42.42%     54.95%     54.39%      54.29%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)       $68,208    $148,603    $41,113    $20,908    $49,963     $ 6,118
Ratios (as a percentag of average daily
  net assets):
  Expenses(4)                                   1.99%       2.59%      2.60%      2.46%      2.87%       2.93%
  Net investment loss                          (0.98)%     (1.59)%    (1.57)%    (1.47)%    (1.88)%     (1.94)%
Portfolio turnover of the Portfolio              173%        173%       173%       131%       131%        131%

+The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expense(4)                                    2.12%
  Net investment loss                          (1.11)%
Net investment loss per share                $(0.241)

                                                   (See footnotes on last page.)

                                                                               Growth Fund
                                       ---------------------------------------------------------------------------------------------
                                                                          Year Ended August 31,
                                       ---------------------------------------------------------------------------------------------
                                                   2003(1)                       2002(1)                       2001(1)
                                       ---------------------------------------------------------------------------------------------
                                         Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year     $ 4.760   $ 9.170   $ 7.930   $ 6.270   $12.160   $10.520   $ 10.360   $18.140   $16.000
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Income (loss) from operations
Net investment income (loss)            $(0.057)  $(0.182)  $(0.157)  $(0.057)  $(0.196)  $(0.172)  $ (0.049)  $(0.195)  $(0.172)
Net realized and unrealized gain (loss)   1.607     3.072     2.657    (1.453)   (2.794)   (2.418)    (1.811)   (3.555)   (3.078)
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Total income (loss) from operations     $ 1.550   $ 2.890   $ 2.500   $(1.510)  $(2.990)  $(2.590)  $ (1.860)  $(3.750)  $(3.250)
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Less distributions
From net investment income              $    --   $    --   $    --   $    --   $    --   $    --   $     --   $    --   $    --
From net realized gain                       --        --        --        --        --        --     (2.230)   (2.230)   (2.230)
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Total distributions                     $    --   $    --   $    --   $    --   $    --   $    --   $ (2.230)  $(2.230)  $(2.230)
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Net asset value - End of year           $ 6.310   $12.060   $10.430   $ 4.760   $ 9.170   $ 7.930   $  6.270   $12.160   $10.520
                                        -------   -------   -------   -------   -------   -------   --------   -------   -------
Total return(3)                           32.56%    31.52%    31.53%   (24.08)%  (24.59)%  (24.62)%   (22.80)%  (23.53)%  (23.56)%

Ratios/Supplemental Data
Net assets, end of year
  (000's omitted)                       $96,673   $13,254   $ 4,592   $80,121   $ 6,972   $ 2,491   $109,847   $ 9,863   $ 2,584
Ratios (as a percentage of average
  daily net assets):
  Expenses(4)                              1.38%     2.13%     2.13%     1.29%     2.04%     2.04%      1.23%    1.98%     1.98%
  Interest expense(4)                        --        --        --        --        --        --       0.04%    0.04%     0.04%
  Net investment income (loss)            (1.13)%   (1.87)%   (1.87)%   (0.99)%   (1.74)%   (1.75)%    (0.70)%  (1.44)%   (1.48)%
Portfolio Turnover of the Portfolio         217%      217%      217%      282%      282%      282%       301%     301%      301%

                                                   (See footnotes on last page.)

                                                                           Growth Fund
                                            ----------------------------------------------------------------------
                                                                      Year Ended August 31,
                                            ----------------------------------------------------------------------
                                                           2000(1)                             1999
                                            ----------------------------------------------------------------------
                                               Class A     Class B    Class C    Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year           $  9.950     $17.330    $15.330    $ 10.320    $16.490     $14.840
                                              --------     -------    -------    --------    -------     -------
Income (loss) from operations
Net investment income (loss)                  $ (0.020)    $(0.180)   $(0.159)   $  0.008    $(0.135)    $(0.109)
Net realized and unrealized gain (loss)          0.771       1.331      1.170       2.153      3.467       3.091
                                              --------     -------    -------    --------    -------     -------
Total income (loss) from operations           $  0.751     $ 1.151    $ 1.011    $  2.161    $ 3.332     $ 2.982
                                              --------     -------    -------    --------    -------     -------

Less distributions
From net investment income                    $     --     $    --    $    --    $ (0.039)   $    --     $    --
From net realized gain                          (0.341)     (0.341)    (0.341)     (2.492)    (2.492)     (2.492)
                                              --------     -------    -------    --------    -------     -------
Total distributions                           $ (0.341)    $(0.341)   $(0.341)   $ (2.531)   $(2.492)    $(2.492)
                                              --------     -------    -------    --------    -------     -------
Net asset value - End of year                 $ 10.360     $18.140    $16.000    $  9.950    $17.330     $15.330
                                              --------     -------    -------    --------    -------     -------
Total return(3)                                   7.74%       6.74%      6.70%      21.14%     20.28%      20.16%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)       $164,388     $16,178    $ 2,774    $171,752    $18,553     $ 3,244
Ratios (as a percentage of average daily
  net assets):
  Expenses(4)                                     1.09%       1.94%      1.94%       1.03%      1.85%       1.91%
  Interest expense(4)                             0.01%       0.01%      0.01%         --         --          --
  Net investment income (loss)                   (0.21)%     (1.05)%    (1.05)%      0.09%     (0.74)%     (0.80)%
Portfolio Turnover of the Portfolio                274%        274%       274%         34%        34%         34%

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) For Global Growth Fund for the period from the commencement of offering of Class D shares, March 9, 2001, to August 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of its Portfolio's allocated expenses.
(5)  Annualized.

LOGO





More Information
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Funds' SEC File No. is 811-1241.                                        GGFP

1916-2/04                                        (C) 2004 Eaton Vance Management

LOGO





                              EATON VANCE WORLDWIDE
                              HEALTH SCIENCES FUND

  A diversified global growth fund concentrating in health sciences companies

                                Prospectus Dated
                                 January 1, 2004

                          as revised February 23, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus
                                     Page                                  Page
--------------------------------------------------------------------------------
Fund Summary                          2      Sales Charges                   8
Investment Objective & Principal             Redeeming Shares               11
  Policies and Risks                  5      Shareholder Account Features   11
Management and Organization           6      Tax Information                13
Valuing Shares                        6      Financial Highlights           14
Purchasing Shares                     7
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

Investment Objectives and Principal Strategies. The Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund invests at least 80% of net assets in securities (primarily common stocks) of companies principally engaged in the discovery, development, production or distribution of products (or services) related to scientific advances in health care, including biotechnology, pharmaceuticals, diagnostics, managed health care, and medical equipment and supplies. The Fund invests in companies with a broad range of market capitalizations, including small companies. The Fund invests in foreign securities and will normally be invested in issuers located in at least three different countries. In managing the portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. The Fund concentrates (that is, invests at least 25% of its assets) its investments in medical research and the health care industry.

The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. Moreover, the stocks in which the Fund invests may be more volatile than the stock market as a whole. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels.

Because the Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are sometimes subject to greater price fluctuation and investment risk than securities of more established companies.

The Fund concentrates its investments in medical research and the health care industry, so the Fund will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, the Fund is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of Fund shares can also be impacted by regulatory activities that affect health sciences companies. For instance, increased regulation can increase the cost of bringing new products to market and thereby reduce profits.

The Fund is not a complete investment program and you may lose money by investing. Shareholders should invest for the long term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2002. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison of the Fund's performance to the performance of domestic and foreign stock indices. Returns in the table for Class A are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

26.41%  -6.42%  61.21%  18.39%  10.49%  23.45%  23.92%  81.65%  -6.63%  -25.94%
------  ------  ------  ------  ------  ------  ------  ------  ------  -------
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

During the ten years ended December 31, 2002, the highest quarterly total return for Class A was 36.59% for the quarter ended March 31, 2000, and the lowest quarterly return was -19.26% for the quarter ended March 31, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2002 to September 30, 2003) was 23.53%. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

                                                                                        One            Five             Ten
Average Annual Total Return as of December 31, 2002                                     Year           Years           Years
-----------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                            -30.20%         12.61%          16.28%
Class A Return After Taxes on Distributions                                            -30.20%         11.65%          14.31%
Class A Return After Taxes on Distributions and the Sale of Class A Shares             -18.54%         10.43%          13.10%
Class B Return Before Taxes                                                            -30.21%         12.90%          16.52%
Class C Return Before Taxes                                                            -27.32%         13.23%          16.59%
Class D Return Before Taxes                                                            -30.24%         12.89%          16.52%
Class R Return Before Taxes                                                            -25.94%         13.95%          16.97%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)        -22.09%         -0.58%           9.34%
Morgan Stanley Capital International Europe, Australasia & Far East Index
 (reflects no deduction for fees, expenses or taxes)                                   -15.94%         -2.89%           4.00%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. Class R shares generally have no sales charge. The Class B, Class C, Class D and Class R performance shown above for the period prior to September 23, 1996, January 1, 1998, March 2, 2001 and August 1, 2003, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B, Class C, Class D or Class R shares, if any (but not adjusted for any other differences in the expenses of the classes). The Standard & Poor's 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI EAFE Index is an unmanaged index of foreign stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.) The Fund's performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                Class A   Class B   Class C   Class D   Class R
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)             5.75%     None      None      None      None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of
 net asset value at time of purchase or redemption)                         None      5.00%     1.00%     5.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions             None      None      None      None      None
Redemption Fee (as a percentage of amount redeemed)*                        1.00%     None      None      None      1.00%
Exchange Fee                                                                None      None      None      None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund
and Portfolio assets)                                                      Class A   Class B   Class C   Class D   Class R
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                            1.12%      1.12%     1.12%     1.12%    1.12%
Distribution and Service (12b-1) Fees                                      0.25%      1.00%     1.00%     1.00%    0.50%
Other Expenses**                                                           0.62%      0.62%     0.62%     0.62%    0.62%
                                                                           ----       ----      ----      ----     ----
Total Annual Fund Operating Expenses                                       1.99%      2.74%     2.74%     2.74%    2.24%

* For shares redeemed or exchanged within three months of the settlement of the purchase.
** Other Expenses for Class R is estimated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                     $765*      $1,164      $1,586     $2,759
Class B shares**                   $777       $1,250      $1,650     $2,891
Class C shares                     $377       $  850      $1,450     $3,070
Class D shares**                   $777       $1,250      $1,650     $2,891
Class R shares                     $227*      $  700      $1,200     $2,575

You would pay the following expenses if you did not redeem your shares:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                     $765      $1,164      $1,586     $2,759
Class B shares**                   $277      $  850      $1,450     $2,891
Class C shares                     $277      $  850      $1,450     $3,070
Class D shares**                   $277      $  850      $1,450     $2,891
Class R shares                     $227      $  700      $1,200     $2,575

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
** Reflects the expenses of Class A after eight years because Class B and Class D shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund currently seeks to meet its investment objective by investing in the Worldwide Health Sciences Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's objective and policies may be changed without shareholder approval. There is no present intention to make any such change and any proposed material change in investment objective will be submitted to shareholders for their approval.

The Portfolio invests at least 80% of its net assets in securities (primarily common stocks) of companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals. For purposes of this 80% requirement, at the time the Portfolio makes an investment, 50% or more of the company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Portfolio may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.

Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The Portfolio will invest in securities of emerging growth health sciences companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, the portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential to increase market share (for larger companies), and the potential of research and development projects (for smaller companies). The portfolio manager considers selling a holding whenever it adds a holding to the Portfolio. The stock selection process is highly subjective.

The Portfolio may invest in securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies. The Portfolio may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. As an alternative to holding foreign stocks directly, the Portfolio may invest in dollar-denominated depositary receipts which evidence ownership in underlying foreign stocks.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it may not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents which may not be consistent with the Fund's investment objective. While temporarily invested, the Portfolio may not achieve its investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

MANAGEMENT AND ORGANIZATION

Management. OrbiMed Advisors LLC (formerly OrbiMed Advisors, Inc.) ("OrbiMed"), 767 3rd Avenue, New York, NY 10017, manages the Portfolio. The investment adviser manages Portfolio investments. Eaton Vance Management ("Eaton Vance") manages the Fund and serves as administrator to the Portfolio.

OrbiMed receives a monthly fee equal to 1.00% annually of the Portfolio's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million. For assets of $500 million or more, the advisory fee is 0.70% for $500 million but less than $1 billion, 0.65% for $1 billion but less than $1.5 billion, 0.60% for $1.5 billion but less than $2 billion, 0.55% for $2 billion but less than $3 billion and 0.50% for $3 billion and over. OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon its investment performance compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the fiscal year ended August 31, 2003, the Portfolio paid advisory fees of 0.89% of its average daily net assets. OrbiMed has agreed to pay Eaton Vance Distributors, Inc. one-third of its advisory fee receipts from its own resources for EVD's activities as Portfolio placement agent.

Samuel D. Isaly is the portfolio manager of the Portfolio (since it commenced operations) and President since October 2002. He is Managing Member of OrbiMed and has been employed by OrbiMed (and its predecessor) for more than 5 years. OrbiMed is an investment advisory firm registered with the Securities and Exchange Commission. Mr. Isaly has provided investment advisory services since 1989.

Eaton Vance manages the business affairs of the Fund and administers the business affairs of the Portfolio. For these services, Eaton Vance receives a monthly fee from the Fund and Portfolio equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the fiscal year ended August 31, 2003, Eaton Vance earned management fees of 0.23% of the average daily net assets of the Fund and administration fees of 0.23% of the average daily net assets of the Portfolio. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $75 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A). Exchange-listed securities are valued at closing sale prices; however, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

How to Purchase Shares. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A, B, C and D shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Subsequent purchases of Class R shares may be in any amount. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments in Class A, B, C and D shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. In addition, purchases of Class A and Class R shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in Class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  . how long you expect to own your shares;
  . how much you intend to invest;
  . the sales charge and total operating expenses associated with owning each class; and
  . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).
Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay distribution fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund's other classes of shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

     Class D shares are offered at net asset value with no front-end sales charge. If you sell your Class D shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class D shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class D CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class D shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class D shares are generally lower than returns on Class A shares because Class D has higher annual expenses than Class A. Class D shares automatically convert to Class A shares eight years after purchase.

     Class R shares are offered at net asset value with no front-end sales charge to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and to certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Purchases of Class R shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Returns on Class R shares are generally lower than returns on Class A shares because Class R has higher annual expenses than Class A.

SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                                Sales Charge          Sales Charge         Dealer Commission
                                              as Percentage of    as Percentage of Net     as a Percentage of
Amount of Purchase                            Offering Price        Amount Invested          Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                 5.75%                  6.10%                   5.00%
$50,000 but less than $100,000                    4.75%                  4.99%                   4.00%
$100,000 but less than $250,000                   3.75%                  3.90%                   3.00%
$250,000 but less than $500,000                   3.00%                  3.09%                   2.50%
$500,000 but less than $1,000,000                 2.00%                  2.04%                   1.75%
$1,000,000 or more                                0.00*                  0.00*                 See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totalling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totalling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares, except Class R shares, is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B and Class D shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B, Class C and Class D shares is described under "Distribution and Service Fees" below.

Conversion Feature. After eight years, Class B and Class D shares will automatically convert to Class A shares. Class B and Class D shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

Reducing or Eliminating Sales Charges. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Purchasing Class A Shares at Net Asset Value. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, Class C, Class D and/or Class R shares, in connection with certain redemptions from tax- deferred retirement plans. Call 1-800-262-1122 for details. The Class B and Class D CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

Distribution and Service Fees. Each Class of shares has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class A shares of the Fund pay a distribution fee at the annual rate of 0.25% of average daily net assets. Class B, Class C and Class D shares pay distribution fees at the annual rate of 0.75% of average daily net assets. Class R shares of the Fund pay distribution fees at the annual rate of 0.25% of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because distribution fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B, Class C and Class D shares (except exchange transactions and reinvestments) in an amount equal to 4%, 1% and 5.5%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All classes (except Class A) pay service fees to the principal underwriter for personal and/or account services equal to an annual rate of 0.25% of average daily net assets. After the sale of Class B, Class C and Class R shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to $100,000 by calling  the  transfer  agent at
               1-800-262-1122  on Monday through Friday,  9:00 a.m. to 4:00 p.m.
               (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Class A and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

..Full Reinvest      Dividends  and capital  gains are  reinvested  in additional
 Option shares. This option will be assigned if you do not specify an option.

..Partial Reinvest   Dividends are paid in cash and capital gains are  reinvested
 Option             in additional shares.

..Cash Option        Dividends and capital gains are paid in cash.

..Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the
                    other  fund  and  consider  its   objectives   and  policies
                    carefully.

Information from the Fund. From time to time, you may be mailed the following:

     .Annual and Semiannual  Reports,  containing  performance  information  and financial statements.
     .Periodic  account  statements,  showing  recent  activity  and total share balance.
     .Form 1099 and tax information needed to prepare your income tax returns. .Proxy materials, in the event a shareholder vote is required.
     .Special notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Sheltered Retirement Plans. Class A, Class C and Class R shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B, Class C and Class D shares (as applicable), Eaton Vance Money Market Fund. Exchanges are made at net asset value(subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund pays dividends at least once annually and intends to pay capital gains annually. Distributions of income and net capital gains from investments held by the Portfolio for one year or less will be taxable as ordinary income. Distributions of net gains from investments held by the Portfolio for more than one year are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of capital gains. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's income on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated by reference and included in the Fund's annual report, which is available on request. The Fund began offering Class C shares on January 5, 1998, Class D shares on March 2, 2001 and Class R shares on August 1, 2003.

                                                                             Year Ended August 31,
                                           --------------------------------------------------------------------------------------
                                                              2003(1)                                     2002(1)
                                           --------------------------------------------------------------------------------------
                                             Class A    Class B    Class C    Class D    Class A    Class B    Class C   Class D
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year         $  7.640   $  8.260   $  6.830    $ 7.260   $ 10.280   $ 11.150   $  9.310   $ 9.860
                                            --------   --------   --------    -------   --------   --------   --------   -------
Income (loss) from operations
Net investment loss                         $ (0.096)  $ (0.169)  $ (0.140)   $(0.149)  $ (0.082)  $ (0.164)  $ (0.134)  $(0.135)
Net realized and unrealized gain (loss)        1.816      1.949      1.610      1.699     (2.108)    (2.276)    (1.896)   (2.015)
                                            --------   --------   --------    -------   --------   --------   --------   -------
Total income (loss) from operations         $  1.720   $  1.780   $  1.470    $ 1.550   $ (2.190)  $ (2.440)  $ (2.030)  $(2.150)
                                            --------   --------   --------    -------   --------   --------   --------   -------
Less distributions
From net realized gain                      $     --   $     --   $     --    $    --   $ (0.450)  $ (0.450)  $ (0.450)  $(0.450)
                                            --------   --------   --------    -------   --------   --------   --------   -------
Total distributions                         $     --   $     --   $     --    $    --   $ (0.450)  $ (0.450)  $ (0.450)  $(0.450)
                                            --------   --------   --------    -------   --------   --------   --------   -------
Net asset value - End of year               $  9.360   $ 10.040   $  8.300    $ 8.810   $  7.640   $  8.260   $  6.830   $ 7.260
                                            ========   ========   ========    =======   ========   ========   ========   =======
Total return(3)                                22.51%     21.55%     21.52%     21.35%    (21.87)%   (22.43)%   (22.46)%  (22.43)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)     $985,769   $712,385   $396,330    $15,811   $772,283   $593,993   $310,766   $10,854
Ratios (as a percentage of average
  daily net assets):
  Operating expenses(4)                         1.99%      2.74%      2.74%      2.74%      1.69%      2.44%      2.44%     2.44%
  Net expenses after custodian fee
    reduction(4)                                1.97%      2.72%      2.72%      2.72%      1.67%      2.42%      2.42%     2.42%
  Net investment loss                          (1.18)%    (1.93)%    (1.93)%    (1.93)%    (0.90)%    (1.66)%    (1.65)%   (1.59)%
Portfolio Turnover of the Portfolio               27%        27%        27%        27%       38%         38%        38%       38%

                                                   (See footnotes on next page.)

                                                                              Year Ended August 31,
                                            ----------------------------------------------------------------------------------------
                                                                 2001(1)                                   2000(1)
                                            ----------------------------------------------------------------------------------------
                                              Class A     Class B     Class C   Class D(2)     Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year          $ 12.330    $ 13.670    $ 11.530    $10.000       $  6.160    $  7.060    $  6.070
                                             --------    --------    --------    -------       --------    --------    --------
Income (loss) from operations
Net investment loss                          $ (0.094)   $ (0.190)   $ (0.158)   $(0.088)      $ (0.114)   $ (0.198)   $ (0.182)
Net realized and unrealized gain (loss)        (1.447)     (1.589)     (1.321)    (0.052)         6.758       7.520       6.354
                                             --------    --------    --------    -------       --------    --------    --------
Total income (loss) from operations          $ (1.541)   $ (1.779)   $ (1.479)   $(0.140)      $  6.644    $  7.322    $  6.172
                                             --------    --------    --------    -------       --------    --------    --------
Less distributions
From net realized gain                       $ (0.509)   $ (0.741)   $ (0.741)   $    --       $ (0.474)   $ (0.712)   $ (0.712)
                                             --------    --------    --------    -------       --------    --------    --------
Total distributions                          $ (0.509)   $ (0.741)   $ (0.741)   $    --       $ (0.474)   $ (0.712)   $ (0.712)
                                             --------    --------    --------    -------       --------    --------    --------
Net asset value - End of year                $ 10.280    $ 11.150    $  9.310    $ 9.860       $ 12.330    $ 13.670    $ 11.530
                                             ========    ========    ========    =======       ========    ========    ========
Total return(3)                                (13.08)%    (13.75)%    (13.70)%    (1.40)%       116.52%     114.93%     114.90%

Ratios/Supplemental Data
Net assets, end of year(000's omitted)       $783,176    $621,963    $266,628    $ 3,842       $418,904    $411,280    $128,973
Ratios (as a percentage of average
  daily net assets):
  Operating expenses(4)                          1.71%       2.45%       2.46%      2.48%(5)       1.79%       2.54%       2.53%
  Interest expense(4)                              --          --          --        --              --          --          --
  Net expenses after custodian fee
    reduction(4)                                 1.69%       2.43%       2.44%      2.46%(5)       1.74%       2.49%       2.48%
  Net investment loss                           (0.89)%     (1.64)%     (1.64)%    (1.77)%(5)     (1.29)%     (2.03)%     (2.02)%
Portfolio Turnover of the Portfolio                24%         24%         24%        24%            31%         31%         31%

                                                    Year Ended August 31,
                                          --------------------------------------
                                                           1999(1)
                                          --------------------------------------
                                            Class A       Class B      Class C
--------------------------------------------------------------------------------
Net asset value - Beginning of year         $ 4.180       $  4.880     $ 4.230
                                            -------       --------     -------
Income (loss) from operations
Net investment loss                         $(0.061)      $ (0.107)    $(0.100)
Net realized and unrealized gain (loss)       2.265          2.623       2.276
                                            -------       --------     -------
Total income (loss) from operations         $ 2.204       $  2.516     $ 2.176
                                            -------       --------     -------
Less distributions
From net realized gain                      $(0.224)      $ (0.336)    $(0.336)
                                            -------       --------     -------
Total distributions                         $(0.224)      $ (0.336)    $(0.336)
                                            -------       --------     -------
Net asset value - End of year               $ 6.160       $  7.060     $ 6.070
                                            =======       ========     =======
Total return(3)                               53.28%         52.29%      52.16%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)     $89,214       $107,923     $ 7,778
Ratios (as a percentage of average
  daily net assets):
  Operating expenses(4)                        1.69%          2.29%       2.44%
  Interest expense(4)                          0.01%          0.01%       0.01%
  Net expenses after custodian fee             1.63%          2.23%       2.38%
    reduction(4)
  Net investment loss                         (1.11)%        (1.70)%     (1.82)%
Portfolio Turnover of the Portfolio              41%            41%         41%

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

LOGO




More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Funds' SEC File No. is 811-1241.                                         HSP

1915-2/04                                        (C) 2004 Eaton Vance Management

                      EATON VANCE GREATER CHINA GROWTH FUND
                     EATON VANCE ASIAN SMALL COMPANIES FUND
                         EATON VANCE GLOBAL GROWTH FUND
                             EATON VANCE GROWTH FUND
                   EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
               Supplement to Statements of Additional Information
                              dated January 1, 2004




The following is added to "Sales Charges":

Conversion Feature. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.




February 23, 2004